Exhibit 99.1
The ABC's of Bioresorption of Tyrosine-Derived Polycarbonates J. Zeltinger, Ph.D.
Potential conflicts of interest Speaker's name: Joan Zeltinger, PhD? I have the following potential conflicts of interest to report: ? Research contracts ? Consulting ? Employment in industry ? Stockholder of a healthcare company ? Owner of a healthcare company ? Other(s)? I do not have any potential conflict of interest
2 Data from theRESORB FIM Scaffolds and ReZolve Scaffolds
ReZolve Polymer Molecular Degradation Water (Hydrolytic Degradation) Formation of Lower Mw Intermediate Polymer Chains(various representations) 3
Degradation (Molecular Weight Loss) 4 (CHART) ReZolve In Vivo ReZolve In Vitro RESORBIn Vivo Tyrosine Based Polymers Gradually Degrade? Majority of Mw Lost by 1 Year ?
Bioresorption (Mass Loss) Are We There Yet? 5
Scaffold Resorption Shown by Micro-CT 6 Non-Degraded 90+% Resorbed Highly Degraded & Resorbing T=0 4.5 Yr 4 Yr
Micro-CT of Resorbing Scaffold 7
In Vivo Structural Degradation SEM Time Lapse 8 Solid Surface Deep Microcracks Microcracks 150X Bulk Erosion Microporous 4KX 8KX
Degrading & Resorbing Struts SEM Time Lapse 9 Non-Degraded 90+% Resorbed Highly Degraded & Resorbing Proximal Staple
The Nuances of a Bioresorbable Scaffolds The role of Multinucleated Giant Cells (MNGCs) in bioresorption 10
Minimal-Mild Inflammation & MNGC Responses 11 0 = None or normal, 1 = Minimal, 2 = Mild, 3 = Moderate, 4 = Severe (CHART) (CHART) Injury scores for all devices were equivalent and ? 1.5 No Adverse Inflammation
12 Inflammation (Minus MNGCs)0 - Normal/None: no inflammatory cells surrounding stent 1 - Minimal: scattered, noncircumferential lymphohistiocytic aggregates 2 - Mild: focal, noncircumferential lymphohistiocytic aggregates or scattered neutrophils and/or eosinophils (<10% of a strut)3 - Moderate: multifocal, noncircumferential lymphohistiocytic, neutrophilic and/or eosinophilic aggregates (>10-50% of a strut)4 - Severe: abundant, circumferential lymphohistiocytic, neutrophilic and/or eosinophilic aggregates (>50% of a strut) Multinucleated Giant Cells (MNGCs)0 - Normal/None: no MNGCs present1 - Minimal: isolated or 1 cluster/syncytium of MNGCs surrounding or adjacent to strut. 2 - Mild: isolated or 2 clusters/syncytium of MNGCs surrounding or adjacent to strut.3 - Moderate: 3-4 clusters/syncytium of MNGCs surrounding or adjacent to strut4 - Severe: >4 clusters/syncytium of MNGCs surrounding or adjacent to strut Modification of: Kornowski, et al., J ACC 1998, 31:224-30; Virmani and Farb, Curr Opin Lipidol 1999, 10:499-506; Farb et al., Circ 1999; 99:44-52 Inflammation & MNGCs: scored by evaluating 12 circumferential points Scoring
13 1 Mo Healing 1.25x 10x 20x 40x Metal DES ReZolve Carrier Coated PAMDrug Effect MNGCs
14 3 Mo Healing MNGCs 1.25x 10x 20x 40x Metal DES ReZolve Bare
15 PLLA Scaffolds Also Attract MNGCs MNGCs 1.25x 10x 20x 40x 1 Month 3 Month
16 MNGCs Aid Strut Bioresorption Integration of Artery Tissue and MNGCs into Degrading Polymer Scaffold Space(Histology and TEM)

MNGCs Aid Strut Bioresorption









Struts Become Smaller with Time
MNGCs Play a Role in Tyrosine-Based Polymer Bioresorption

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MNGCs Participate In PLLA Polymer Bioresorption


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MNGC phagocytize
PLLA fragments
(3 and 6 mos)

Silva et al.,
J Biomater Sci Polymer
Vol 17, No 1–2, pp 177–185 (2006)

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19 Inflammation and Multinucleated Giant CellsMNGC's associate with polymers, commonly at the tissue-implant interfaceTyrosine-derived polycarbonate is biologically benignMNGC response is minimal to mild MNGCs do not recruit many other inflammatory cellsMNGCs activated to aid resorption via phagocytosis and metabolism Healing and Bioresorption: A New Paradigm with Bioresorbable Scaffolds
Polymer Molecularly Degrades To Known Entities Water (Hydrolytic Degradation) Enzymes(EnzymaticDegradation) 20
21 ADME Outcomes Absorption, Distribution, Metabolism and Excretion Administered Dose (AD): Min. and Max Values After 11 days HPLC metabolite profiling shows monomers are excretedNo notable accumulation in organs (0.3% ug-equiv/g)Blood samples clear in 48 hrs (0.1% ug/mL) I2DAT I2DT I2DTE Total Excreta (%) 73-93 82-88 90-95 Organs (%) ?1.29 ?0.35 ?0.75 Material Balance (%AD) Avg 85% Avg 91% Avg 94% ReZolve Breakdown Products Benignly Clear From Body
22 Thank You to the Audience and REVA's Many Colleagues! PathologyDr. Fred J. Clubb & Team at TAMUDr. Marian Rippy, Rippy Pathology Solutions, Inc.Pamela Potts & Team at Texas Heart InstituteAnd everyone at "TEAM REVA" San Diego, CA